Oppenheimer Funds Luncheon
September 6, 2007
James J. O'Brien, Chairman and Chief Executive Officer
Eric N. Boni, Director, Investor Relations

Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements, within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, with respect to
Ashland’s operating performance. These estimates are based upon a number of assumptions, including those mentioned within this presentation. Such estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters).
Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur.
Other factors and risks affecting Ashland are contained in Ashland’s Form 10-K for the fiscal year ended Sept. 30, 2006. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this presentation to reflect events or circumstances after the date of this presentation.

* On an accumulated-benefit-obligation basis.
Value Creation on the Path
 to Diversified Chemical Company ...
• 2005 MAP Transaction
− Tax-free to Ashland shareholders
− Eliminated debt, left Ashland with cash position
− Fully funded pension*
− $12.62 in Marathon stock per Ashland share to shareholders
• 2006 APAC Transaction
− Proceeds of $1.23 billion from sale returned to shareholders via:
•    Special dividend of $10.20 per share, paid October 25, 2006, totaling $674 million
•    Stock repurchases totaling $556 million
• From July 2005 through December 31, 2006:
− Total shares repurchased: 13.2 million
− Total cost: $793 million

Ashland is a global, diversified chemical
 company operating in four business
 segments:
• Performance Materials
• Distribution
• Valvoline
• Water Technologies
Distribution
Valvoline
Water
Technologies
Performance
Materials

37%
32%
22%
9%
Y-T-D Fiscal 2007* EBITDA by Business
Y-T-D Fiscal 2007* Financial Results
• Sales & Operating Revenue = $5.7 billion
• Operating Income = $190 million
• Operating Income Margin = 3.3%
• Return on Investment** = 10.1%
Y-T-D Fiscal 2007* Revenue
 by Geography
 *   For the nine months ended June 30, 2007.
 ** After-tax operating income adjusted for voluntary-severance-offer charge. Ratio excludes cash and available-for-sale securities.
Asia/Pacific - 3%
4%
Ashland Overview

Y-T-D Fiscal 2007*
Sales & Operating Revenue = $1.1 billion
Operating Income = $81 million
Strategy
• Premium business focus
• Organic growth
• Growth through expanding new technology
    into existing markets
• Growth through increasing global reach
   of existing technology
Business Description
•  Composite Polymers - Global manufacturer of
   unsaturated polyester resins, vinyl ester resins and
   gelcoats for use in composites
•  Casting Solutions - The world’s leading provider of
   foundry binder resins, chemicals, sleeves, filters
   and design solutions
•   Specialty Polymers and Adhesives - A producer of
   high-performance, pressure-sensitive and structural
   adhesives and specialty resins
Y-T-D Fiscal 2007* Revenue by Region
Fiscal 2006 Revenue by Market (percent)
Residential Housing
Transportation
Industrial Construction
Marine
Packaging & Converting
Infrastructure
Other
North
 America
 55%
Europe
 32%
Other
 13%
* For the nine months ended June 30, 2007.
Performance Materials

Distribution
Business Description
• Leading distributor of packaged and bulk
 chemicals, solvents, plastics,
 and composite materials
• Provider of comprehensive
 waste-management solutions
 in North America

Environmental
Services/
Other - 2%

Composites
Plastics
 43%
Chemicals
 44%
11%
Y-T-D 2007* Revenue
 by Product Line
Y-T-D Fiscal 2007*
Sales & Operating Revenue = $3.0 billion
Operating Income= $46 million
Strategy
• Responsible growth in targeted markets,
   products and geographies
• Customer focus (The Perfect Order)
• Operational excellence through systems and
   process improvements
Fiscal 2006 Revenue by Market (percent)
Paint & Coatings
Building & Construction
Chemical Mfg
Medical
Personal Care
Transportation
Retail Consumer
Marine
Other
* For the nine months ended June 30, 2007.

Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $1.1 billion
  Operating Income = $68 million
Strategy
• Premium business focus
• Optimize business models
• Growth through new technology development
• Increase global reach
Business Description
• Do-It-For-Me - Branded and non-branded
      lubricant and car care products
      for the automotive service industry
• Valvoline Instant Oil Change® - Company-owned and
      franchised oil-change and related-service stores
• Do-It-Yourself - Branded lubricants and appearance
      products for the retail market
• International - Valvoline products sold outside
      North America
Do-It-Yourself
Do-It-For-Me
Valvoline
 Instant Oil
 Change
International
36%
29%
10%
23%
Chemicals
Appearance
Filters - 3%
Antifreeze
Lubricants
 83%
5%
4%
5%
Y-T-D Fiscal 2007* Revenue by Channel
Y-T-D Fiscal 2007* Revenue by Product Line
Specialty/
 Other - 2%
* For the nine months ended June 30, 2007.
Valvoline

Y-T-D Fiscal 2007*
  Sales & Operating Revenue = $569 million
  Operating Income = $18 million
Strategy
• Expand geographic reach
   to emerging markets
• Focus on service and technology
   excellence
Business Description
• A major supplier of specialty products and services
    for industrial and institutional
    water treatment
• A leading worldwide provider of shipboard services
    and supplies for the merchant marine and cruise
    ship industry
• A leading provider of specialty chemicals that
    facilitate environmentally friendly, high-performance
    processes in many areas of operation

Industrial
 40%
Marine
 16%
E&PS
 44%
Y-T-D Fiscal 2007*
 Revenue
 by Segment
Y-T-D Fiscal 2007*
 Revenue
 by Geography
Europe
 44%
North
 America
 36%
Other
 20%
* For the nine months ended June 30, 2007.
Water Technologies

ASHLAND

$94
$81
$95
$46
($6)
$68
$9
$18
9 Mos. YTD FY 2006
9 Mos. YTD FY 2007
Performance Materials
Distribution
Valvoline
Water Technologies

$ Millions
Operating Income by Business

Primary goal: All businesses performing at their highest potential!
Ashland Strategy
• Addressing current business opportunities
− Business model changes in Valvoline and Water Technologies
− Supplier realignment in Distribution
− Global expansion for Performance Materials
• Create a unified, cross-divisional operating environment
− GlobalOne - Enabling systems technology for growth
− Supply chain integration
• Make acquisitions that fit strategically
    in spaces where we can win!
− Patience
− Reasonable multiples

Questions?